UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
November 19, 2002

Ascendant Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-27945 (Commission File Number)	75-2900905 (I.R.S. Employer Identification No.)

16250 Dallas Parkway, Suite 102
Dallas, Texas 75248
(Address of Principal Executive Offices, including zip code)

(972) 250-0945
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE.

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the SEC on November 19, 2002, Ascendant Solutions, Inc. (the “Company”) furnished to the SEC via EDGAR, as correspondence, a transmittal letter and the certification (the “Certification”) required by Section 906 of the Sarbanes-Oxley Act of 2002 (the “Act”). The information in this Item 9, including the text of the Certification provided below, and the Certification is not part of the Company’s Quarterly Report on Form 10-Q and is not deemed as filed with the SEC. The Certification conforms to the requirements of Section 906 of the Act and provides as follows:

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ascendant Solutions, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David E. Bowe, Chief Executive Officer, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ David E. Bowe
David E. Bowe Chief Executive Officer, President and Chief Financial Officer November 19, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT SOLUTIONS, INC.

By:	/s/ DAVID E. BOWE
David E. Bowe Chief Executive Officer, President and Chief Financial Officer

Dated:    November 19, 2002